SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 1, 2011

ELEPHANT TALK COMMUNICATIONS INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

19103 Centre Rose Boulevard Lutz, FL 33558 United States
(Address of principal executive offices)

+ 1 813 926 8920
(Issuer's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

ELEPHANT TALK COMMUNICATIONS, INC. (“THE COMPANY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY REGARDING, AMONG OTHER THINGS, THE BUSINESS OF THE COMPANY, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS AND RISKS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: BUSINESS CONDITIONS IN THE U.S. AND ABROAD; CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH THE COMPANY IS ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; ABILITY TO MEET EXCHANGE LISTING REQUIREMENTS; GENERAL ECONOMIC CONDITIONS; THE COMPANY’S ABILITY TO RAISE NECESSARY FUNDS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS.   THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2011, the Board of Directors (the “Board”) of Elephant Talk Communications Inc. (the “Company”) accepted the resignation of Yves R. Van Sante, effective August 1, 2011, from its board of directors to focus on other business activities. Mr. Sante did not resign from the Company’s Board of Directors as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On July 14, 2011, the Board appointed Jacques Kerrest, effective August 1, 2011, to be a member of the Board. Mr. Kerrest was also appointed as a member of the Audit Committee, the Compensation Committee and the Nominating and the Corporate Governance Committee of the Board.

There is no arrangement or understanding between Mr. Kerrest and any other persons pursuant to which Mr. Kerrest was selected as a director, and there are no related party transactions involving Mr. Kerrest that are reportable under Item 404(a) of Regulation S-K.

There are no material plans, contracts or arrangements to which Mr. Kerrest is a party or in which he participates nor has there been any material amendment to any plan, contract or arrangement by virtue of Mr. Kerrest’s appointment.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS INC.

By:	/s/ Steven van der Velden
Steven van der Velden
Chief Executive Officer

Dated: August 1, 2011